Annual Report

Georgia
Tax-Free
Bond Fund

February 28, 1998

T. Rowe Price

Report Highlights

Georgia Tax-Free Bond Fund

o The municipal bond market performed well during the six months ended February 28, 1998, spurred by continued low inflation and declining interest rates.

o Georgia's economy remained healthy, with employment and income growth rates above the national average.

o The fund provided strong returns of 5.36% and 9.70% for the 6- and 12-month periods, respectively, exceeding its Lipper peer group average in both instances.

o Our strategy continued to emphasize noncallable securities, which perform particularly well when rates decline. We also took steps to help maintain the fund's income.

o We believe bonds should continue to do well in the coming months as long as inflation remains subdued.

Fellow Shareholders

The municipal bond market and your fund provided strong returns for the six months ended February 28 as interest rates declined against a background of subdued inflation. Because of their lower risk profiles, most fixed income investments in the U.S. benefited from the jitters experienced by worldwide stock markets in the wake of Southeast Asian currency and economic crises.

Market Environment

During the six months ended February 28, 1998, municipal bond prices rose and yields declined, with long-term AAA-rated bonds breaking through the 5% level. Both the taxable and tax-free bond markets flourished in the positive environment of continued low inflation. However, a sharp increase in supply caused yields on tax-free securities to fall less than on comparable Treasury issues. Municipal issuance increased by 20% in 1997, and supply for 1998 so far is the highest ever for the first two months of the year. As a result, Treasury securities outperformed municipals for the past six months.

Georgia Bond Yield Index

 . . . . . Georgia Index

2/28/97      5.66
             5.77
             5.76
5/31         5.62
             5.58
             5.34
8/31         5.44
             5.37
             5.32
11/30        5.27
             5.14
             5.1
2/28/98      5.17

Yields on long-term AAA municipal bonds fell about 27 basis points from the end of August (100 basis points equal one percent). Intermediate yields fell in tandem with long-term rates, but short-term rates fell less sharply. Yields on long-term Georgia bonds followed national trends, as shown in the chart.

The major influence on interest rates was, and continues to be, the lack of rising inflationary pressures. In 1997, consumer prices increased at an annual rate of 1.7%, the lowest since 1986. Municipal bond yields were also pushed lower by widespread improvements in credit quality ratings that attested to the economy's strength; upgrades exceeded downgrades by seven to one. Despite the economy's vigor, the Federal Reserve left short-term interest rates unchanged after raising the federal funds rate early last spring.

Georgia's economy continued to expand through 1997, with employment growing a healthy 3.7% compared with 2.6% for the U.S. as a whole. As in the previous year, the state's momentum was fueled by the transportation and service sectors. Personal income data for the fourth quarter placed Georgia among the fastest-growing states, with a rate of increase almost 50% above the national average. The state's strong income growth is expected to continue through 1998.

Georgia continued to manage its finances responsibly and took steps to address the revenue decline in fiscal 1998 that will result from the elimination of sales tax on food. The state's general obligations retained their AAA rating-one of only eight states so rated by all three major rating agencies.

Performance Comparison

Periods Ended
2/28/98                  6 Months            12 Months
______________________________________________________________
____

Georgia Tax-Free
Bond Fund                   5.36%              9.70%

Lipper Georgia Municipal
Debt Funds Average          4.94               9.18

Performance and Strategy Review

Your fund provided robust returns of 5.36% and 9.70% for the 6- and 12-month periods, respectively, surpassing those of the average Georgia bond fund, as shown in the table. This represents the fifth consecutive year-every year since its inception-in which the fund exceeded its peer group average.

Performance benefited significantly from holdings of noncallable securities, which our strategy has consistently emphasized over the past several years. Noncallable bonds offer more predictable and better performance characteristics than callable bonds, especially in a falling-rate environment such as the past six months. To temper the potential price volatility of these bonds, we focused on maturities of approximately 15 years rather than 30 years. While this resulted in a minor sacrifice of yield, the shorter maturities will dampen the negative price effect of a potential rise in interest rates. During the past six months, the fund's weighted average maturity shortened materially from 16.5 years to 15.2 years, as noted in the Key Statistics table on page 4.

The strength of the national and local economies continues to bolster the credit quality of municipal issuers around the state. While this is a positive credit development for our current holdings, the increase in quality puts downward pressure on yields in the Georgia market and, therefore, on income to our shareholders. We have offset this somewhat by selectively adding lower-quality, higher-yielding issues that we believe represent improving credit situations. In particular, we increased our position in Delta Airlines and added two health care-related holdings. (The fund's overall sector diversification is shown following this letter, together with a complete portfolio list.)

We also helped maintain the fund's income level by increasing our weighting in Puerto Rican debt. (Income from Puerto Rican municipals is tax-exempt in Georgia.) A temporary increase in the supply of these securities caused their yields to rise, and we were able to take advantage of that development for the fund.

Outlook

As we weigh the prospects for 1998, our outlook remains positive. We believe the U.S. economy will not be derailed by events in Asia but could see its growth rate reduced by a slowdown in that region. Recent Congressional testimony of Federal Reserve officials suggests that the Fed will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy. Therefore, we see little likelihood of a near-term tightening by the Fed, which bodes well for bonds.

Although municipal bonds have come under some pressure recently from both heavy supply and the rise in Treasury yields, they produced good results over the past 12 months. Compared with Treasuries on an after-tax basis, yields on municipals remain attractive and could entice investors looking to take advantage of their relative appeal. We expect municipal bonds, including Georgia securities, to continue to do well in 1998 as long as inflation remains benign.

We will be closely monitoring developments in the national economy and their impact on the Georgia municipal market. As always, we will focus on continuing to provide the highest tax-exempt income consistent with prudent management of interest rate and credit risk.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

March 20, 1998

T. Rowe Price Georgia Tax-Free Bond Fund

Portfolio Highlights

Key statistics

                                8/31/97     2/28/98
______________________________________________________________
_

Price Per Share               $   10.61    $  10.92

Dividends Per Share

    For 6 months                   0.25        0.25

    For 12 months                  0.51        0.51

Dividend Yield *

    For 6 months                   4.89%       4.79%

    For 12 months                  5.03        4.90

Weighted Average
    Maturity (years)               16.5        15.2

Weighted Average Effective
    Duration (years)                8.0         7.5

Weighted Average Quality **         AA-         AA-

    * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

   **  Based on T. Rowe Price research.

T. Rowe Price Georgia Tax-Free Bond Fund

Portfolio Highlights

Sector Diversification

                             Percent of    Percent of
                             Net Assets    Net Assets
                                8/31/97     2/28/98

_________________________________________________________________

General Obligation - Local           14%         14%

Water and Sewer Revenue              14          13

Nuclear Revenue                      12          13

Prerefunded Bonds                     8          12

Housing Finance Revenue              10           9

Dedicated Tax Revenue                10           9

General Obligation - State            6           8

Hospital Revenue                      3           7

Industrial and Pollution
  Control Revenue                     5           5

Escrowed to Maturity                  5           5

Life Care/Nursing Home Revenue        1           2

Air and Sea Transportation Revenue    1           2

Miscellaneous Revenue                 2           2

All Other                             8           2

Other Assets Less Liabilities         1          -3
_________________________________________________________________

Total                               100%        100%

T. Rowe Price Georgia Tax-Free Bond Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Georgia Tax-Free Bond Fund

As of 2/28/98

 . . . . . . . . . . . . .Lipper Georgia
        Lehman Municipal     Debt Funds Georgia Tax-Free
           Bond Index        Average        Bond Fund
3/31/93    $ 10,000          $10,000        $10,000
2/94         10,666          10,727          10,845
2/95         10,867          10,824          10,999
2/96         12,068          11,896          12,167
2/97         12,732          12,468          12,793
2/98         13,896          13,598          14,034

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                          Since Inception
Periods Ended 2/28/98   1 Year3 Years Inception      Date
_____________________________________________________________________

Georgia Tax-Free
    Bond Fund             9.70%  8.46%     7.14%  3/31/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Georgia Tax-Free Bond Fund

Financial Highlights

For a share outstanding throughout each period

                    Year                          3/31/93
                   Ended                          through
                 2/28/98 2/28/97 2/29/96  2/28/95 2/28/94
NET ASSET VALUE

Beginning of
  period         $ 10.44 $ 10.44  $ 9.93  $ 10.37   $10.00

Investment
  activities

  Net investment
     income         0.51*   0.52*   0.52*    0.51*   0.43*

  Net realized and
     unrealized gain
     (loss)         0.48       -    0.51    (0.39)   0.41

  Total from
     investment
     activities     0.99    0.52    1.03     0.12    0.84

Distributions

  Net investment
     income        (0.51)  (0.52)  (0.52)   (0.51)  (0.43)

  Net realized
     gain              -       -       -    (0.05)  (0.04)

  Total distri-
     butions       (0.51)  (0.52)  (0.52)   (0.56)  (0.47)

NET ASSET VALUE

End of period    $ 10.92 $ 10.44  $10.44  $  9.93   $10.37
________________________________
         ________________________________________________

Ratios/Supplemental Data

Total return       9.70%*  5.15%* 10.62%*   1.42%*  8.45%*

Ratio of expenses
  to average net
  assets           0.65%*  0.65%*  0.65%*   0.65%*  0.65%*!

Ratio of net
  investment
  income to
  average net
  assets           4.79%*  5.01%*  5.09%*   5.26%*  4.48%*!

Portfolio turnover
  rate             49.0%   71.1%   71.5%   170.2%  154.8%!

Net assets, end
  of period
  (in thousands) $49,455 $38,726  $32,500 $ 23,338  $22.614

* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.
! Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
February 28, 1998

Statement of Net Assets

                                            Par       Value
                                             In thousands

GEORGIA  93.6%

Athens-Clarke Residential Care
  Fac., Wesley Woods of Athens
     6.375%, 10/1/27                   $    600   $     612

Atlanta
  Airport Fac.
     Zero Coupon, 1/1/10 *                1,100         590

     6.50%, 1/1/13 (FGIC Insured) *         500         536

Atlanta Special Purpose Fac., Delta
  Airlines, 7.90%, 12/1/18 *                415         445

Baldwin County Hospital Auth.,
  Oconee Regional Med. Center
     5.15%, 12/1/09                         620         630

Burke County Dev. Auth., PCR
  Georgia Power
     VRDN (Currently 3.65%)               1,800       1,800

     VRDN (Currently 3.90%)                 650         650

  Oglethorpe Power
     7.80%, 1/1/08 (MBIA Insured)
     (Prerefunded 1/1/03!)                  560         663

Cartersville Dev. Auth., PCR,
  Anheuser Busch, 6.75%, 2/1/12 *         1,000       1,097

Chatham County School Dist., GO
     5.00%, 8/1/10                        1,000       1,028

     6.25%, 8/1/16 (Prerefunded 8/1/03!)    625         697

     6.75%, 8/1/18 (MBIA Insured)
     (Prerefunded 8/1/03!)                  750         857

Cherokee County Water and Sewage Auth.
     5.50%, 8/1/23 (MBIA Insured)         1,000       1,067

Cobb-Marietta Coliseum and Exhibition
  Hall Auth.
     5.50%, 10/1/18 (MBIA Insured)          400         424

Coffee County Hosp. Auth., Coffee
  Regional Med. Center
     6.25%, 12/1/06                         500         505

Coweta County Residential Care Fac.
  for the Elderly Auth.
     Wesley Woods of Newnan-Peachtree City
     8.25%, 10/1/26                         500         582

DeKalb County Dev. Auth., Emory Univ.,
  6.00%, 10/1/14                            550         599

Downtown Savannah Auth., GO, Public Ed.
     VRDN (Currently 3.40%)                 100         100

Fulco Hospital Auth.
  Catholic Health East
     5.25%, 11/15/11 (MBIA Insured)         840         876

     5.25%, 11/15/13 (MBIA Insured)       1,555       1,603

Fulton County Dev. Auth., PCR, Special
  Fac., Delta Airlines
     6.95%, 11/1/12                    $    500   $     552

Fulton County Housing Auth., Single Family
     6.55%, 3/1/18 (GNMA Guaranteed) *      165         176

Fulton County School Dist., GO,
     6.375%, 5/1/17                         830         973

Fulton County Water and Sewage
     6.25%, 1/1/09 (FGIC Insured)         1,000       1,148

  6.375%, 1/1/14 (FGIC Insured)             600         702

Gainesville Water and Sewage, 6.00%,
  11/15/12 (FGIC Insured)                 1,000       1,132

Georgia, GO
     6.30%, 3/1/08                        1,300       1,503

     6.30%, 3/1/09                          425         493

     6.50%, 4/1/09                          450         531

Georgia Housing and Fin. Auth.
  Home Ownership Program, 6.60%, 6/1/25 *   250         267
  Single Family Mortgage
     5.75%, 12/1/07 (FHA Guaranteed) *       85          90

     6.05%, 12/1/16 *                       500         527

     6.125%, 12/1/15                        420         445

     6.25%, 12/1/28 *                       500         530

     6.50%, 12/1/17 (FHA Guaranteed) *    1,000       1,065

     6.60%, 12/1/23 (FHA Guaranteed) *      555         593

     6.65%, 12/1/20 *                       480         515

Georgia Municipal Gas Auth., Southern
  Storage Gas
     6.00%, 7/1/04                          500         545

Gwinnett County School Dist., GO
     6.30%, 12/1/07 (AMBAC Insured)
     (Prerefunded 12/1/04!)               1,000       1,136

Gwinnett County Water and Sewer
  Auth., 5.25%, 8/1/18                      600         610

Henry County School Dist., GO
     6.00%, 8/1/14 (MBIA Insured)           330         361

Jackson County School Dist., GO
     6.00%, 7/1/14 (MBIA Insured)         1,000       1,094

Metropolitan Atlanta Rapid Transit Auth.
  Sales Tax
     5.50%, 7/1/17 (MBIA Insured)         1,000       1,044

     6.90%, 7/1/20 (MBIA Insured)
     (Prerefunded 7/1/04!)                1,300       1,510

Metropolitan Atlanta Rapid Transit Auth.
  Sales Tax
     7.00%, 7/1/11 (Escrowed to Maturity)$1,335   $   1,643

     7.00%, 7/1/11 (MBIA Insured)
     (Escrowed to Maturity)                 635         781

Milledgeville, Water and Sewer, 6.00%,
  12/1/21 (FSA Insured)                     500         567

Municipal Electric Auth. of Georgia
     Zero Coupon, 1/1/09                    545         301
     5.70%, 1/1/19 (MBIA Insured)           300         325

     6.50%, 1/1/12                          625         718

     6.60%, 1/1/18                        1,025       1,197

     7.25%, 1/1/24 (AMBAC Insured)        1,000       1,308

Paulding County, Water and Sewer
     6.00%, 12/1/13 (MBIA Insured)        1,000       1,134

Paulding County School Dist., GO
     6.00%, 2/1/13 (MBIA Insured)         1,000       1,129

Peach County School Dist., GO
     6.40%, 2/1/19 (MBIA Insured)           500         560

     6.50%, 2/1/07 (MBIA Insured)           300         347

Rockdale County Dev. Auth., Solid
  Waste Disposal, Visy Paper
     7.40%, 1/1/16 *                        485         526

Rockdale County School Dist., GO,
  6.50%, 1/1/09                           1,000       1,133

Savannah Downtown Dev. Auth.
     6.70%, 2/1/20 (MBIA Insured)
     (Prerefunded 2/1/05!)                1,000       1,159

Savannah Economic Dev. Auth., Union
  Camp, 6.15%, 3/1/17                       500         563

Total Georgia (Cost  $43,202)                        46,294

PUERTO RICO  9.4%

Puerto Rico Highway and Transportation Auth.
     5.00%, 7/1/38                        1,000         950

     6.625%, 7/1/12 (FSA Insured)         1,000       1,102

Puerto Rico Infrastructure Fin. Auth.
     5.25%, 7/1/10 (AMBAC Insured)        1,000       1,066

Puerto Rico Municipal Fin. Agency, GO
     5.50%, 7/1/21 (FSA Insured)          1,000       1,040

Puerto Rico Public Building Auth.,
  GO, Gov't. Fac.
     5.25%, 7/1/21                          500         498

Total Puerto Rico (Cost  $4,496)                      4,656

Total Investments in Securities
103.0% of Net Assets (Cost  $47,698)              $  50,950

Other Assets Less Liabilities                        (1,495)

NET ASSETS                                        $  49,455

Net Assets Consist of:

Accumulated net investment income -
  net of distributions                            $       1

Accumulated net realized gain/loss -
  net of distributions                                 (674)

Net unrealized gain (loss)                            3,252

Paid-in-capital applicable to 4,529,544
  no par value shares of beneficial
  interest outstanding; unlimited number
  of shares authorized                               46,876

NET ASSETS                                        $  49,455
                                                ___________

NET ASSET VALUE PER SHARE                         $   10.92
                                                ___________

     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
  FGIC   Financial Guaranty Insurance Company
   FHA   Federal Housing Authority
   FSA   Financial Security Assurance Corp.
  GNMA   Government National Mortgage Association
    GO   General Obligation
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund

Statement of Operations
In thousands

                                                       Year
                                                      Ended
                                                    2/28/98

Investment Income

Interest income                                   $   2,377
Expenses
    Investment management                               108
    Custody and accounting                               88
    Shareholder servicing                                47
    Prospectus and shareholder reports                   16
    Legal and audit                                       8
    Registration                                          7
    Trustees                                              6
    Miscellaneous                                         4

    Total expenses                                      284

Net investment income                                 2,093

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                          412
    Futures                                             (89)

    Net realized gain (loss)                            323

Change in net unrealized gain or loss on securities   1,669

Net realized and unrealized gain (loss)               1,992

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   4,085
                                                ___________

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund

Statement of Changes in Net Assets
In thousands

                                           Year
                                          Ended
                                        2/28/98     2/28/97

Increase (Decrease) in Net Assets

Operations
    Net investment income              $  2,093   $   1,734
    Net realized gain (loss)                323         170
    Change in net unrealized gain
      or loss                             1,669         (99)

    Increase (decrease) in net assets
      from operations                     4,085       1,805

Distributions to shareholders
    Net investment income                (2,093)     (1,734)

Capital share transactions*
    Shares sold                          15,932      10,973
    Distributions reinvested              1,573       1,312
    Shares redeemed                      (8,768)     (6,130)

    Increase (decrease) in net assets
      from capital share
      transactions                        8,737       6,155

Net Assets

Increase (decrease) during period        10,729       6,226
Beginning of period                      38,726      32,500

End of period                          $ 49,455   $  38,726
                                  _________________________

*Share information
    Shares sold                           1,494       1,066
    Distributions reinvested                148         127
    Shares redeemed                        (821)       (597)

    Increase (decrease) in shares
      outstanding                           821         596

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
February 28, 1998

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $30,289,000 and $20,614,000, respectively, for the year ended February 28, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $610,000 which expires in 2003. Capital loss carryforwards utilized in fiscal 1998 amounted to $345,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At February 28, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $47,698,000, and net unrealized gain aggregated $3,252,000, all of which was related to appreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $8,000 was payable at February 28, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $78,000 of management fees were not accrued by the fund for the year ended February 28, 1998. Additionally, $216,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $103,000 for the year ended February 28, 1998, of which $9,000 was payable at period-end.

Tax Information (unaudited) for the Tax Year Ended 2/28/98

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's dividend income included $2,059,000 which qualified as exempt-interest dividends.

T. Rowe Price Georgia Tax-Free Bond Fund

Report of Independent Accountants

To the Shareholders and Board of Trustees of
T. Rowe Price Georgia Tax-Free Bond Fund

We have audited the accompanying statement of net assets of T. Rowe Price Georgia Tax-Free Bond Fund (one of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) as of February 28, 1998, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding periods presented were audited by other auditors, whose report, dated March 17, 1995, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Georgia Tax-Free Bond Fund as of February 28, 1998, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland

March 18, 1998

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Georgia Tax-Free
Bond Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F92-050  2/28/98